UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-08795
40|86 Strategic Income Fund

(Exact name of registrant as specified in charter)
11815 North Pennsylvania Street
Carmel, IN 46032

(Address of principal executive offices) (Zip code)
Jeffrey M. Stautz
11815 North Pennsylvania Street
Carmel, IN 46032

(Name and address of agent for service)
Registrant’s telephone number, including area code: 317-817-4086
Date of fiscal year end: June 30
Date of reporting period: June 30, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

40 | 86 Strategic Income Fund

New York Stock Exchange Listed
Ticker Symbol: CFD

June 30, 2007

Annual Report

40 | 86 Strategic Income Fund	Annual Report

Portfolio Managers’ Review (unaudited)	June 30, 2007

Performance

The 40 | 86 Strategic Income Fund returned 11.88% in Net Asset Value (NAV) for the fiscal year ended June 30, 2007. The Fund’s benchmark, the Merrill Lynch High Yield Master II Index, returned 11.75% over the same period. As a closed end mutual fund, the 40 | 86 Strategic Income Fund’s stock trades independently from the underlying NAV on the New York Stock Exchange. The stock price increased 18.19% for the fiscal year ended June 30, 2007.

Top Performing Credits

The Fund’s return was increased by holdings in Alliance One, an independent leaf tobacco merchant, Del Laboratories, marketer and manufacturer of cosmetics and over-the-counter pharmaceuticals, and Nexstar, a television broadcaster. Alliance One was the best performer for the fiscal year ended June 30, 2007, returning 28%. The positive return is attributed to realized cost savings post the merger between Dimon and Standard Commercial and active working capital management. Del Laboratories returned 25% as it continued to make progress on turning around what had been poor operations and cost challenges. Nexstar returned 20% on better than expected results and impressive strides on reducing leverage.

Bottom Performing Credits

The Fund’s main detractors were Ginn Club Resorts, developer of high end communities, Edison Mission Energy, independent power producer, and Freescale, manufacturer of embedded semiconductors. Ginn Club was down 7% as the housing market continues to be challenged by slowing sales and overall sluggish housing environment. Edison Mission was down 5% as the market re-priced the utility sector in light of new deal flow. Freescale was down 5% on the back of weaker financial results due to weakness in the wireless handset sector.

Market Recap

The high yield market displayed an impressive performance returning 11.75% for the fiscal year ended June 30, 2007. The high yield market and the Strategic Income Fund outperformed 10-Year Treasuries, which returned 4.98% and investment grade corporates, which returned 6.80%, but lagged the S&P 500, which returned 20.40% over the same time period. As we mentioned in our 2006 semi-annual letter to investors, much of the performance in the high yield space was attributed to GM and Ford which collectively returned a staggering 26.5% over the last six months of 2006. Much of the outperformance of these names was due to market participants driving up prices as refinancing, spin-offs, and other positive restructuring events took hold. As anticipated neither Ford nor GM had much of a material impact during the first half of 2007 as credit news slowed.

The first five months of 2007 closely mirrored the second half of 2006. Risk appetites remained healthy as investors continued to reach for yield. For the fiscal year triple-Cs and below returned 17.36%, single-Bs returned 11.61%, and double-Bs returned 9.75%, demonstrating the bias for the riskier portion of the high yield universe. Investors found comfort in continued economic strength, all time low default rates, as well as strong market technicals in the reach for yield. Given the continued strong performance of the over-all high yield market over the last twelve months, we selectively increased our triple-C exposure to take advantage of this reach for yield, leaving us with a smaller underweight to the riskiest portion of the universe. At the same time, we employed a credit barbell by increasing our triple-B exposure given our long-standing belief that the recent rally in the market was more technically than fundamentally based.

As we touched upon earlier, returns during the first five months of 2007 gave every indication that the High Yield market was on track to achieve another solid year of performance. June’s performance however reversed this trend as the market returned negative 1.68% during the month. This was the single worst returning month since March 2005 and certainly negatively impacted investor sentiment. While it is difficult to pinpoint one particular cause for the pull back in high yield, some of the pressure stemmed from the sub-prime market woes and thus ultimately impacted the high yield markets as macro investors began to shed risk. The other major theme that materialized was growing investor distaste for the much publicized large volume, highly levered, and poorly structured deals that were set to launch. Investors began to grow cautious as the recent crop of leveraged buyouts began to make their debut in the high yield market. Many of these deals encountered healthy criticism as the amount of debt needed to finance many of these deals pushed the comfort zones of most investors to the edge. Along with the heavy debt loads, investors were displeased with the overall capital structures, lack of financial covenants, and poor pricing levels, leading many investors to pass on new deals. The sudden removal of liquidity caused the entire market to re-price. While we view some of this re-pricing as healthy given the historically tight market spreads we had been experiencing over the past four years, we remain cautious about aggressively adding risk to “catch the falling knife” given the sudden nature of the widening and ongoing volatility.

Outlook

It does appear to us that June 2007 was an inflection point in the market with investors beginning to more permanently re-price risk. Though we were a bit early in our prediction of a credit correction, we believe that the second half of 2007 is likely to remain volatile as the market adjusts and feel that our more conservative strategy remains appropriate. As a result, we intend to focus on the higher quality portion of the high yield market, believing that the end of the triple-C and below outperformance has concluded. That said, we are not advocating a full-scale retreat from risk believing that overall credit

40 | 86 Strategic Income Fund	Annual Report

Portfolio Managers’ Review (unaudited)	June 30, 2007

fundamentals generally stay constructive and that default rates remain below the historical average for the rest of 2007. General expectations continue to favor a healthy economy with continued moderate growth due to the firm labor market. Additionally, many companies have been able to take advantage of the supportive environment over the past few years and have been able to shore up balance sheets, refinance at lower rates, and extend maturities. The risk to our scenario is that the current market weakness bleeds into the real economy causing the economy to slow. In this event, the high yield market may experience another bout of weakness. This is not our base case scenario and barring a major economic downturn over the next 6 months, we believe the markets will stabilize. We will continue to look to companies that have strong fundamentals and balance sheets which should outperform under both the short-term volatility as well as the economic downturn scenarios.

Edwin J. Ferrell, CFA Senior Vice President 40 | 86 Advisors, Inc.	Richard Matas Assistant Vice President 40 | 86 Advisors, Inc.

Management of the Fund

Edwin Ferrell, CFA and Richard Matas are the Fund’s portfolio managers. Mr. Ferrell is director of research for 40 | 86 Advisors, Inc. He is responsible for the management of the research department and for coordination of fundamental research within the investment process. Richard Matas is a high yield trader for 40 | 86 Advisors, Inc. He is responsible for providing portfolio management support for high yield and collateralized debt obligations.

Rating as a Percent of Total Investments (Best of Moody’s / S&P) (unaudited)

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

CORPORATE BONDS – 126.96%
Aerospace & Defense – 0.69%
$500,000	Bombardier, Inc. (a)(e)	8.000%	11/15/2014	$520,000

Athletic Equipment – 1.32%
1,000,000	Riddell Bell Holdings, Inc. (c)	8.375%	10/01/2012	990,000

Automobiles – 1.82%
500,000	Ford Motor Co.	7.450%	07/16/2031	401,875
1,000,000	General Motors Corp.	7.200%	01/15/2011	963,750

				1,365,625

Automobile Equipment – 0.01%
6,000	Goodyear Tire & Rubber Co.	9.000%	07/01/2015	6,495

Books, Periodicals, And Newspapers – 0.67%
500,000	Nebraska Book Co., Inc.	8.625%	03/15/2012	498,750

Building Product Air & Heating – 1.33%
1,000,000	Goodman Global Holdings, Inc. (c)	7.875%	12/15/2012	995,000

Building Services – 2.43%
585,000	Hexcel Corp. (c)	6.750%	02/01/2015	570,375
825,000	Rhodes Homes (a)	8.614%	11/11/2010	820,190
500,000	William Lyon Homes, Inc. (c)	7.625%	12/15/2012	430,000

				1,820,565

Cable & Other Pay Television Services – 8.28%
500,000	Charter Communications Holdings I LLC/CCH I Capital Corp.	11.000%	10/01/2015	524,375
500,000	Charter Communications Holdings II LLC/CCH II Capital Corp.	10.250%	09/15/2010	525,000
1,000,000	Charter Communications Operating LLC (a)(c)	8.375%	04/30/2014	1,022,500
725,000	CSC Holdings, Inc.	6.750%	04/15/2012	692,375
500,000	DirecTV Holdings LLC	6.375%	06/15/2015	471,250
1,200,000	EchoStar DBS Corp. (c)	6.625%	10/01/2014	1,149,000
250,000	Mediacom Broadband LLC/Corp	8.500%	10/15/2015	252,500
500,000	Mediacom Broadband LLC/Corp (a)	8.500%	10/15/2015	505,000
1,000,000	NTL Cable PLC (e)	9.125%	08/15/2016	1,052,500

				6,194,500

Chemicals & Allied Products – 3.98%
1,010,000	Del Labs, Inc. (c)	8.000%	02/01/2012	974,650
6,000	Equistar Chemicals, Corp.	10.125%	09/01/2008	6,270
630,000	Hercules, Inc. (c)	6.750%	10/15/2029	614,250
500,000	Huntsman International LLC	7.875%	11/15/2014	538,125
585,000	Nalco Co. (c)	8.875%	11/15/2013	609,863
250,000	Westlake Chemical Corp.	6.625%	01/15/2016	238,125

				2,981,283

Commercial Services & Supplies – 2.97%
500,000	ARAMARK Corporation (a)	8.500%	02/01/2015	511,250
750,000	Corrections Corporation of America (c)	6.250%	03/15/2013	723,750
500,000	FTI Consulting, Inc.	7.750%	10/01/2016	512,500
500,000	Service Corporation International	6.750%	04/01/2016	476,250

				2,223,750

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Communications – 5.98%
$750,000	Cincinnati Bell, Inc. (c)	8.375%	01/15/2014	$761,250
500,000	Citizens Communications Co. (c)	6.250%	01/15/2013	481,875
500,000	Intelsat Bermuda Ltd. (e)	11.250%	06/15/2016	562,500
1,110,000	Qwest Communications International, Inc. (c)	7.250%	02/15/2011	1,123,875
500,000	Thomson Learning Co. (a)	8.110%	06/28/2014	495,000
1,000,000	Windstream Corp. (c)	8.125%	08/01/2013	1,050,000

				4,474,500

Communications Equipment – 0.66%
500,000	Belden CDT, Inc. (a)	7.000%	03/15/2017	495,000

Construction Materials – 1.35%
1,005,000	U.S. Concrete, Inc. (c)	8.375%	04/01/2014	1,007,513

Containers & Packaging – 5.24%
500,000	Ball Corp. (c)	6.625%	03/15/2018	481,250
500,000	Berry Plastic Holdings Corp.	8.875%	09/15/2014	508,750
500,000	Graham Packaging Co. (c)	8.500%	10/15/2012	505,625
1,100,000	Graphic Packaging International Corp. (c)	9.500%	08/15/2013	1,148,125
500,000	Jefferson Smurfit Corp.	8.250%	10/01/2012	498,750
750,000	Owens-Brockway (c)	8.250%	05/15/2013	780,000

				3,922,500

Drawing & Insulating of Nonferrous Wire – 1.48%
1,080,000	Superior Essex Communications & Essex Group LLC (c)	9.000%	04/15/2012	1,107,000

Electric, Gas, & Sanitary Services – 9.68%
900,000	Atlas Pipeline Partners LP (c)	8.125%	12/15/2015	902,250
500,000	Dynegy, Inc.	8.375%	05/01/2016	491,250
250,000	Edison Mission Energy	7.500%	06/15/2013	248,750
500,000	Edison Mission Energy (a)	7.200%	05/15/2019	472,500
667,840	Midwest Generation LLC (c)	8.560%	01/02/2016	712,502
1,000,000	Mirant North America LLC	7.375%	12/31/2013	1,027,500
1,000,000	NRG Energy, Inc. (c)	7.250%	02/01/2014	1,005,000
1,120,000	Pacific Energy Partners LP (c)	7.125%	06/15/2014	1,159,974
710,000	Targa Resources, Inc. (a)	8.500%	11/01/2013	724,200
500,000	Transcontinental Gas Pipeline (c)	6.400%	04/15/2016	503,750

				7,247,676

Electrical Equipment – 0.71%
500,000	Baldor Electric Company	8.625%	02/15/2017	531,250

Electronic, Other Electrical Equipment, Except Computers – 1.92%
500,000	L-3 Communications Corp.	6.375%	10/15/2015	475,000
500,000	Nexstar Financial Holdings LLC (d)	0.000%	04/01/2013	493,750
500,000	Sanmina-SCI Corp.	8.125%	03/01/2016	467,500

				1,436,250

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Food & Kindred Products – 3.63%
$500,000	Dean Foods Company	7.000%	06/01/2016	$480,000
500,000	Del Monte Corp. (c)	6.750%	02/15/2015	478,750
260,000	Dole Food Co., Inc.	7.250%	06/15/2010	252,200
500,000	Pilgrim’s Pride Corporation	8.375%	05/01/2017	497,500
500,000	Smithfield Foods, Inc.	7.750%	07/01/2017	502,500
500,000	Sturm Foods, Inc. (a)	11.380%	07/31/2014	505,000

				2,715,950

Health Care Equipment & Supplies – 1.29%
500,000	Advanced Medical Optics, Inc. (a)	7.500%	05/01/2017	475,000
500,000	Fresenius Medical Care (a)(e)	6.875%	07/15/2017	492,500

				967,500

Health Care Providers & Services – 1.78%
500,000	Community Health Systems, Inc. (a)	8.875%	07/15/2015	509,375
10,000	HCA, Inc.	6.250%	02/15/2013	9,050
750,000	HCA, Inc. (a)	9.250%	11/15/2016	800,625
10,000	Triad Hospitals, Inc.	7.000%	11/15/2013	10,537

				1,329,587

Health Services – 3.60%
955,000	Davita, Inc. (c)	7.250%	03/15/2015	947,837
750,000	Omnicare, Inc.	6.875%	12/15/2015	716,250
1,000,000	Res-Care, Inc. (c)	7.750%	10/15/2013	1,030,000

				2,694,087

Heavy Construction Equipment Rental & Leasing – 1.20%
397,920	Rental Service Corp (a)	8.860%	11/21/2013	401,900
500,000	United Rentals North America, Inc.	6.500%	02/15/2012	493,750

				895,650

Hotels, Restaurants & Leisure – 10.81%
500,000	Boyd Gaming Corp.	7.125%	02/01/2016	487,500
500,000	Ginn-LA CS Borrower LLC (a)	12.364%	06/08/2012	406,665
590,000	Host Marriott LP	7.125%	11/01/2013	592,212
500,000	Las Vegas Sands Corp.	6.375%	02/15/2015	478,125
750,000	MGM Mirage (c)	6.625%	07/15/2015	685,312
500,000	MGM Mirage (c)	6.875%	04/01/2016	462,500
500,000	Outback Steakhouse, Inc. (a)	10.000%	06/15/2015	480,000
500,000	Penn National Gaming	6.750%	03/01/2015	515,000
1,000,000	Pinnacle Entertainment, Inc. (c)	8.250%	03/15/2012	1,035,000
500,000	Restaurant Co.	10.000%	10/01/2013	481,250
500,000	Royal Caribbean International (e)	7.250%	06/15/2016	496,502
500,000	Station Casinos, Inc.	6.875%	03/01/2016	443,750
575,000	Vail Resorts, Inc. (c)	6.750%	02/15/2014	562,781
1,000,000	Wynn Las Vegas LLC (c)	6.625%	12/01/2014	968,750

				8,095,347

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Industrial & Commercial Machinery – 2.69%
$1,185,000	Case Corp. (c)	7.250%	01/15/2016	$1,208,700
800,000	Terex Corp. (c)	7.375%	01/15/2014	804,000

				2,012,700

Insurance – 0.62%
500,000	Stingray Partnership Trust (a)	5.902%	01/12/2015	463,750

IT Services – 1.04%
760,000	Sungard Data Systems, Inc. (c)	9.125%	08/15/2013	781,850

Machinery – 1.20%
500,000	American Railcar Industries, Inc.	7.500%	03/01/2014	500,000
385,000	TriMas Corp.	9.875%	06/15/2012	397,513

				897,513

Measuring Instruments, Photo Goods, Watches – 1.35%
775,000	DRS Technologies, Inc. (c)	6.875%	11/01/2013	755,625
250,000	DRS Technologies, Inc.	7.625%	02/01/2018	253,750

				1,009,375

Media – 2.31%
750,000	Idearc, Inc.	8.000%	11/15/2016	761,250
500,000	Reader’s Digest Association, Inc. (a)	9.000%	02/15/2017	470,000
500,000	Umbrella Acquisition (a)	9.750%	03/15/2015	496,250

				1,727,500

Metals & Mining – 0.71%
500,000	Freeport-McMoRan Copper & Gold, Inc.	8.375%	04/01/2017	535,000

Multiline Retail – 1.11%
750,000	Neiman Marcus Group, Inc. (c)	10.375%	10/15/2015	828,750

Non-depository Credit Institutions – 2.63%
1,000,000	Ford Motor Credit Co. (c)	8.000%	12/15/2016	959,397
1,000,000	General Motors Acceptance Corp.	7.750%	01/19/2010	1,012,908

				1,972,305

Oil & Gas – 6.54%
950,000	Chesapeake Energy Corp. (c)	6.625%	01/15/2016	919,125
750,000	El Paso Production Holding Co.	7.000%	06/15/2017	745,533
500,000	Opti Canada, Inc. (a)(e)	7.875%	12/15/2014	500,000
500,000	Pioneer Natural Resources Company	5.875%	07/15/2016	451,851
750,000	Range Resources Corp. (c)	7.500%	05/15/2016	763,125
500,000	Tesoro Corp. (a)	6.500%	06/01/2017	491,250
500,000	Williams Companies, Inc. (c)	7.500%	01/15/2031	520,000
500,000	Williams Partners LP	7.250%	02/01/2017	505,000

				4,895,884

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Paper & Forest Products – 5.54%
$750,000	Boise Cascade LLC (c)	7.125%	10/15/2014	$716,250
1,000,000	Buckeye Technologies, Inc. (c)	8.500%	10/01/2013	1,027,500
500,000	Cenveo Corp.	7.875%	12/01/2013	492,500
1,000,000	Georgia-Pacific Corp. (c)	7.375%	12/01/2025	942,500
450,000	Neenah Paper, Inc. (c)	7.375%	11/15/2014	447,750
500,000	Verso Paper Holdings LLC (a)	9.125%	08/01/2014	518,750

				4,145,250

Personal Products – 1.33%
1,000,000	NBTY, Inc. (c)	7.125%	10/01/2015	995,000

Pharmaceutical Preparations – 0.67%
500,000	Chattem, Inc.	7.000%	03/01/2014	501,250

Printing, Publishing, & Allied Industries – 3.44%
500,000	Nielsen Finance LLC/Corp. (a)	10.000%	08/01/2014	531,250
1,110,000	RH Donnelley Corp. (c)	6.875%	01/15/2013	1,057,275
1,055,000	Warner Music Group (c)	7.375%	04/15/2014	986,425

				2,574,950

Real Estate – 0.64%
500,000	Realogy Corp. (a)	10.500%	04/15/2014	477,500

Real Estate Investment Trusts (REITs) – 2.08%
750,000	Senior Housing Properties Trust (c)	8.625%	01/15/2012	806,250
750,000	Tower 2006-1 F (a)(c)	7.036%	02/15/2036	748,662

				1,554,912

Refuse Systems – 1.10%
850,000	Allied Waste (c)	6.875%	06/01/2017	826,625

Semiconductor & Semiconductor Equipment – 0.95%
1,000,000	Freescale Semiconductor, Inc. (a)(c)	10.125%	12/15/2016	708,750

Special Purpose Entity – 4.39%
750,000	Dow Jones CDX NA HY 6 Trust I (a)	6.750%	06/29/2012	714,825
500,000	C & M Finance Co. Ltd. (a)(c)(e)	8.100%	02/01/2016	508,750
500,000	KAR Holdings, Inc. (a)	8.750%	05/01/2014	492,500
850,000	Trains HY-1-2006 (a)	7.548%	05/01/2016	836,644
500,000	Yankee Acquisition Corp.	8.500%	02/15/2015	487,500
250,000	Yankee Acquisition Corp.	9.750%	02/15/2017	243,125

				3,283,344

Television Broadcasting Stations – 1.96%
1,000,000	Lin Television Corp. (c)	6.500%	05/15/2013	982,500
474,000	Sinclair Broadcast Group, Inc. (c)	8.000%	03/15/2012	488,220

				1,470,720

Textiles, Apparel & Luxury Goods – 2.04%
500,000	Brown Shoe, Inc. (c)	8.750%	05/01/2012	525,000
500,000	Claire’s Stores, Inc. (a)	8.110%	05/27/2014	495,315
500,000	Hanesbrands, Inc. (b)	8.784%	12/15/2014	510,000

				1,530,315

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Schedule of Investments	June 30, 2007

SHARES OR
PRINCIPAL		INTEREST	MATURITY
AMOUNT		RATE	DATE	VALUE

Tobacco – 1.47%
$1,000,000	Alliance One International, Inc. (c)	11.000%	05/15/2012	$1,102,500

Transportation – 4.17%
750,000	Hertz Corp.	8.875%	01/01/2014	785,625
1,665,000	TFM SA de CV (c)(e)	9.375%	05/01/2012	1,789,875
500,000	U.S. Shipping Partners LP (c)	13.000%	08/15/2014	545,000

				3,120,500

Transportation Equipment – 2.81%
835,000	Tenneco Automotive, Inc.	8.625%	11/15/2014	864,225
750,000	TransDigm Group, Inc. (a)	7.750%	07/15/2014	761,250
500,000	TRW Automotive Acquisition (a)	7.250%	03/15/2017	478,750

				2,104,225

Wholesale Trade – 1.34%
1,000,000	Vedanta Resources PLC (a)(c)(e)	6.625%	02/22/2010	1,000,000

	Total corporate bonds (cost $95,098,981)			95,036,246

FOREIGN GOVERNMENT BONDS – 1.69%
500,000	Federated Republic of Brazil (c)(e)	10.500%	07/14/2014	630,750
620,000	Federated Republic of Turkey (c)(e)	7.375%	02/05/2025	637,825

	Total foreign government bonds (cost $1,150,563)			1,268,575

SHORT-TERM INVESTMENTS – 2.89%
1,753,155	AIM Liquid Assets	5.260%		1,753,155
410,137	AIM STIC Prime Portfolio Money Market	5.233%		410,137

	Total short-term investments (Cost $2,163,292)			2,163,292

	Total investments – 131.54% of net assets (cost $98,412,836) (f)			$98,468,113
	Liabilities, less other assets – (31.54%)			(23,610,581)

	Total Net Assets – 100.00%			$74,857,532

(a)	Restricted under Rule 144A of the Securities Act of 1933.

(b)	Variable Rate – The rate reported is the rate in effect as of June 30, 2007.

(c)	All or a portion of these securities were included in a pledge account (Note 7).

(d)	Security has a stepped rate. The rate reported is as of June 30, 2007.

(e)	Foreign security or a U.S. security of a foreign company.

(f)	At June 30, 2007, the aggregate cost for Federal income tax purposes was $98,515,511. The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

Tax unrealized appreciation	$1,655,081
Tax unrealized depreciation	(1,702,479)

Total tax unrealized appreciation (depreciation)	$(47,398)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Assets and Liabilities
June 30, 2007

Assets:
Investments at cost	$98,412,836

Investments at value	$98,468,113
Cash	6,516
Receivable for securities sold	2,775,267
Interest receivable	1,979,923
Other assets	14,684

Total assets	103,244,503

Liabilities and net assets:
Payable to Conseco, Inc. subsidiaries	67,919
Accrued expenses	81,706
Distribution payable	431,432
Interest payable	122,693
Payables for securities purchased	3,184,026
Line of credit payable	24,499,195

Total liabilities	28,386,971

Net assets	$74,857,532

Net assets consist of:
Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)	$6,840
Paid-in capital	101,202,966
Distributions in excess of net investment income	(253,452)
Accumulated net realized loss on investments	(26,154,099)
Net unrealized appreciation of investments	55,277

Net assets	$74,857,532

Shares outstanding	6,839,661
Net asset value per share	$10.94

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Operations
For the year ended June 30, 2007

Investment Income:
Interest	$7,956,605

Total investment income	7,956,605

Expenses:
Investment advisory fees	920,741
Shareholders service fees	102,304
Administration fees	76,872
Trustees’ fees	55,657
Legal fees	42,891
Reports – printing	41,595
Audit fees	26,081
Registration and filing fees	23,817
Transfer agent fees	15,114
Custodian fees	7,587
Other	6,511

Total expenses before interest expense	1,319,170

Interest expense	1,653,736

Total expenses	2,972,906

Expense reimbursement (Note 4)	(184,155)

Total expenses	2,788,751

Net investment income	5,167,854

Net realized and unrealized loss on investments:
Net realized gain on sales of investments	929,757
Net change in unrealized appreciation (depreciation) of investments	2,343,448

Net realized and unrealized gain on investments	3,273,205

Net increase in net assets from operations	$8,441,059

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Changes in Net Assets
For the years ended June 30,

	2007	2006

Operations:
Net investment income	$5,167,854	$5,696,580
Net realized gain (loss) on sales of investments	929,757	(559,440)
Net change in unrealized appreciation (depreciation) of investments	2,343,448	(4,618,586)

Net increase from operations	8,441,059	518,554

Distributions to shareholders:
Net investment income	(5,125,150)	(5,811,660)

Net decrease from distributions	(5,125,150)	(5,811,660)

Total increase (decrease) in net assets	3,315,909	(5,293,106)

Net assets:
Beginning of year	71,541,623	76,834,729
End of period	$74,857,532	$71,541,623

Shares outstanding:
Beginning of year	6,839,661	6,839,661
End of period	6,839,661	6,839,661

Distributions in excess of net investment income	(253,452)	(296,156)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Statement of Cash Flows
For the year ended June 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income	$7,924,912
Interest expense paid	(1,666,694)
Operating expenses paid	(1,172,262)
Proceeds from sales of investments	54,303,997
Purchases of investments	(52,743,758)
Net decrease in short-term investments	(924,620)

Net cash provided by operating activities	5,721,575

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid (net of reinvestment of $0)	(5,155,395)
Increase in loans outstanding	6,900,000
Decrease in loans outstanding	(8,200,000)

Net cash used in financing activities	(6,455,395)

Net decrease in cash	(733,820)
Cash at beginning of year	740,336

Cash at end of year	$6,516

Reconciliation of Net Investment Income to Net Cash Provided by Operating Activities:
Net investment income	$5,167,854
Net increase in interest receivable	(41,509)
Net decrease in other assets	3,955
Net decrease in payable to Conseco, Inc. subsidiaries	(8,383)
Net decrease in accrued expenses	(32,819)
Net decrease in interest payable	(12,958)
Proceeds from sales of investments	54,303,997
Purchases of investments	(52,743,758)
Net increase in short-term investments	(924,620)
Accretion and amortization of discounts and premiums	9,816

Net cash provided by operating activities	$5,721,575

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Financial Highlights

	For the Year Ended June 30,
	2007	2006	2005	2004	2003

Net asset value per share, beginning of period	$10.46	$11.23	$10.80	$10.20	$7.81
Income from investment operations (a):
Net investment income	0.76	0.83	0.86	0.94	0.96
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.47	(0.75)	0.43	0.60	2.38

Net increase (decrease) from investment operations	1.23	0.08	1.29	1.54	3.34

Distributions:
Net investment income	(0.75)	(0.85)	(0.86)	(0.94)	(0.95)

Net decrease from distributions	(0.75)	(0.85)	(0.86)	(0.94)	(0.95)

Net asset value per share, end of period	$10.94	$10.46	$11.23	$10.80	$10.20

Per share market value, end of period	$9.90	$9.04	$10.13	$9.60	$10.17

Total return (b)	18.19%	(2.46%)	14.84%	3.30%	45.80%

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$74,858	$71,542	$76,835	$73,876	$69,755
Ratios of expenses to average net assets (c)
Before expense reimbursement	3.99%	4.15%	3.13%	2.38%	2.84%
After expense reimbursement	3.74%	4.04%	3.13%	2.38%	2.84%
Ratios of operating expenses to average net assets (d)
Before expense reimbursement	1.77%	2.00%	1.85%	1.79%	1.98%
After expense reimbursement	1.52%	1.89%	1.85%	1.79%	1.98%
Ratios of net investment income to average net assets	6.93%	7.61%	7.60%	8.77%	11.43%
Portfolio turnover	54%	46%	150%	113%	112%

(a)	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

(b)	Total return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(c)	The Fund’s Shareholder Servicing Agent and Investment Adviser have contractually agreed to waive their respective fees as defined in Note 4. These contractual limits may be discontinued at any time after June 30, 2007.

(d)	Excluding interest expense.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2007

1.	ORGANIZATION
The 40 | 86 Strategic Income Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end, non-diversified management investment company. At June 30, 2007, Conseco, Inc. (“Conseco”) owned 16,403, 0.24 percent, shares of the Fund’s common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Transactions, Security Valuation and Related Investment Income
Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the first-in, first-out method for both financial reporting and income tax reporting purposes. The Fund holds investments that are restricted as to resale with a cost of $20,538,203 and a market value of $20,330,901 under Rule 144A of the Securities Act of 1933. These securities represent 27.16 percent of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

Investments are stated at market value in the accompanying financial statements. Values for fixed income and other securities traded in the over-the-counter market are provided by third-party pricing services. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices or, if such data is not available, at the most recently available prices or under policies adopted by the Board of Trustees. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Fund securities, which are traded both in the over-the-counter market and on an exchange, are valued according to the broadest and most representative market, and it is expected that for debt securities, this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under policies adopted by the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund may accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

Distribution of Income and Gains
The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

Federal Income Taxes
For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the years ended June 30, 2007 and June 30, 2006 were as follows:

Ordinary income (2007)	$5,125,150
Ordinary income (2006)	5,928,914

At June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Distribution in excess of ordinary income	$(253,452)
Capital loss and other loss carryovers	(26,051,424)

Accumulated earnings	(26,304,876)
Unrealized appreciation – Tax	(47,398)

Total accumulated earnings (deficit)	$(26,352,274)

The differences between book and tax basis net unrealized appreciation are primarily attributable to wash sales. The cumulative timing difference for ordinary income is due to the timing of distributions. The cumulative timing difference for the capital loss carryover is due to post-October losses.

During the year ended June 30, 2007, the Fund used capital loss carryforwards of $413,842. As of June 30, 2007, the Fund had a total capital loss carryover of $26,051,425, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss of $16,209,646 will expire in 2009, $5,367,863 in 2010, and $4,473,915 in 2011.

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2007

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	OTHER EXPENSES
The Fund pays expenses of Trustees who are not affiliated persons of the Fund or 40 | 86 Advisors, Inc. (the “Adviser” and “Administrator”), a wholly-owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting and $750 for each separate committee meeting attended in person. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

4.	TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement
The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management and Administration Agreement. The Adviser supervises the Fund’s management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly advisory fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”). The Adviser has contractually agreed to waive its advisory fee to an annual rate of 0.80 percent of Managed Assets through June 30, 2008. The Adviser may discontinue this limit any time after June 30, 2008. The net fees incurred for such services for the year ended June 30, 2007 were $818,430.

Shareholder Servicing Agreement
Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent (the “Agent”) to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The Agent has contractually agreed to waive its shareholder servicing fee to an annual rate of 0.02 percent of Managed Assets through June 30, 2008. The Agent may discontinue this limit any time after June 30, 2008. The net fees incurred for such services for the year ended June 30, 2007 were $20,460.

5.	SERVICE AGREEMENTS
The Fund contracts for certain accounting and administration services with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS will receive a monthly fee equal to an annual rate of 0.10 percent of the first $100 million of average daily net assets; 0.08 percent of the next $200 million of average daily net assets; and 0.06 percent of average daily net assets in excess of $300 million, subject to a minimum monthly charge of $5,833.

The Fund contracts for custodial services with U.S. Bank, National Association (“USB”). For its services, USB will receive a monthly fee equal to an annual rate of 0.004 percent of the average daily market value of the Fund’s assets, subject to a minimum monthly charge of $500.

The Fund contracts for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc.

6.	PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations aggregated $54,429,808 and $57,079,264, respectively, for the year ended June 30, 2007.

7.	INDEBTEDNESS
The Fund expects to use financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to use leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares and the risk of fluctuations in interest rates on borrowings.

Loan Agreement
The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the “Agreement”) on October 4, 2000. Loans under the Agreement are callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 33 1/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate

40 | 86 Strategic Income Fund	Annual Report

Notes to Financial Statements	June 30, 2007

plus a margin of 0.75 percent. Interest payments are made monthly. Loans made monthly under the Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company, as pledgee, effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. Portfolio securities with an aggregate value of $51,321,333 were included in the pledge account at June 30, 2007.

Borrowings at June 30, 2007 totaled $24.5 million and the interest rate on such borrowings was 6.000 percent.

Average daily balance of loans outstanding during the year ended June 30, 2007	$27,137,414
Weighted average interest rate for the year	6.01%
Maximum amount of loans outstanding at any month-end during the year ended June 30, 2007	$29,249,195
Maximum percentage of total assets at any month-end during the year ended June 30, 2007	27.52%
Amount of loans outstanding at June 30, 2007	$24,499,195
Percentage of total assets at June 30, 2007	23.73%

8.	INDEMNIFICATIONS
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under there arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

9.	NEW ACCOUNTING POLICIES

FASB Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) to create a single model to address accounting for uncertainty in tax positions. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management is evaluating the implications of FIN 48, and its impact, if any, on the Fund’s financial statements has not yet been determined.

Statement of Financial Accounting Standards No. 157
On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” or the “Statement”). The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of SFAS 157, and its impact, if any, on the Fund’s financial statements has not yet been determined.

40 | 86 Strategic Income Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of the 40 | 86 Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the 40 | 86 Strategic Income Fund (the “Fund”) at June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Indianapolis, Indiana
August 15, 2007

40 | 86 Strategic Income Fund	Annual Report

Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by Computershare Trust Company, N.A. (“CSS”), as agent for shareholders in administering the DRIP (the “DRIP Agent”). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by CSS as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to CSS, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.
Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”); or (ii) by purchase of outstanding shares on the open market (“open market purchases”) on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as “market discount”), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.
The DRIP Agent maintains all shareholders ’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder ’s name and held for the account of beneficial owners who participate in the DRIP.
There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.
Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.
If the market price (plus commissions) of the Fund’s shares is above their net asset value, participants of the DRIP will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the

40 | 86 Strategic Income Fund	Annual Report

Automatic Dividend Reinvestment Plan (unaudited)

value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.
Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to the DRIP Agent at Computershare, P.O. Box 43010, Providence, RI 02940-3010.

Federal Tax Information (unaudited)

For the year ended June 30, 2007, none of the ordinary income distributions paid by the Fund will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV. For corporate shareholders, none of the ordinary income distributions paid by the Fund qualify for the dividend received deduction.

40 | 86 Strategic Income Fund	Annual Report

Disclosure of Investment Management and Administration Agreement (unaudited)

Activities and Composition of the Board of Trustees

All but one member of the Fund’s Board of Trustees is a non-interested trustee as that term is defined in the Investment Company Act of 1940, as amended. We refer to these non-interested persons as independent trustees throughout this report. The Chairman of the Board is an independent trustee, and nominees to become independent trustees are chosen by a Nominating Committee comprised solely of independent trustees. All independent trustees are also members of the Board’s Audit Committee. The independent trustees meet in executive session at each regular Board meeting. The Board meets in person at least once each quarter and conducts other in-person and telephonic meetings throughout the year. Independent counsel to the independent trustees attends Board and Audit Committee meetings in-person or telephonically.

Investment Management and Administration Agreement – Matters Considered by the Board

Every year the Board considers renewal of the investment management and administration agreement with respect to the Fund (the “Investment Management and Administration Agreement”) and throughout each year, reviews and evaluates the performance of and services provided by 40 |86 Advisors, Inc. (the “Investment Adviser”). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, and compliance with legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by unaffiliated service providers.
At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided to the Fund. Among the matters considered throughout the year with respect to the Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as fees for shareholder servicing; (b) overall Fund operating expenses; (c) the resources devoted to the Fund’s operations and compliance procedures; and (d) the nature, cost and character of any non-investment management services provided by the Investment Adviser and its affiliates.

Annual Consideration of Approval of the Investment Management and Administration Agreement by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Management and Administration Agreement, the Board requests and receives materials specifically relating to the Investment Management and Administration Agreement. These materials include (a) information compiled by Lipper Inc. (“Lipper”) on the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information on fees and expenses of other closed-end high yield bond funds; (c) a discussion by the Fund’s management team regarding investment strategies used; and (d) information on the profitability to the Investment Adviser of its relationships with the Fund. The Board also considers other matters it deems important to the approval process including any direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent consideration and renewal of the Investment Management and Administration Agreement, the Board conducted an in-person meeting in May 2007. At the meeting, the independent trustees met in executive session with their counsel to discuss the information presented regarding contract renewals. Among other matters, the Board deliberations focused on the following areas:
The Nature and Quality of Services Provided by the Adviser – The Board reviewed the nature, scope and quality of services provided by the Investment Adviser. The Trustees noted that the scope of service provided had expanded over time as a result of regulatory developments. The Trustees also considered the quality of the investment capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Trustees concluded that, overall, the nature, extent and quality of services provided to the Fund were acceptable and therefore, supported the continuation of the Investment Management and Administration Agreement.
Investment Adviser’s Portfolio Performance – The Board focused primarily on the resulting investment performance for the Fund. The Board compared the Fund’s performance – both including and excluding the effects of the fees and expenses of the Fund – to the performance of a comparable group of closed-end high yield bond funds, and the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser’s investment goals, the Board attaches more importance to performance over relatively longer periods of time. The Trustees noted that, as of March 31, 2007, the current and five year total return for the Fund matched or exceeded the Fund’s benchmark, the Merrill Lynch High Yield Master II Index, and that the one and three year total returns were below this benchmark. The Board considered the Fund’s performance versus the Lipper Peer Group of other closed-end high yield bond funds. The Board recognized that there are significant variances in the investment strategies and objectives of the other funds in the Peer Group and that these differences and other factors, including market movement, operating expenses and size of the funds, contribute to the Fund’s over- or under-performance versus the Peer Group. The Trustees noted that performance for the Fund versus its peers would continue to be closely monitored. Considering these factors, the Board expressed confidence in the Investment Adviser’s ability to continue to manage the Fund and concluded that the Fund’s

40 | 86 Strategic Income Fund	Annual Report

Disclosure of Investment Management and Administration Agreement (unaudited)

investment performance was acceptable and therefore, supported the continuation of the Investment Management and Administration Agreement.
Management Fees and Other Expenses – The Board reviewed the Fund’s contractual management fee rate and actual management fee rate as a percentage of total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) at common asset levels – the actual rate includes advisory and administrative service fees and the effects of any fee reductions – compared to the other closed-end high yield bond funds considered comparable by Lipper and the Investment Adviser. It also compared the Portfolios’ total expenses to those of similar comparable funds. The Board recognized that it is difficult to make comparison of management fees because there are variations in the service included in the fees paid by other funds. The Board also noted that the Investment Adviser proposed a continuation of the 10 basis point reduction in the Fund’s investment advisory and administration fee. In addition, the Board recognized managements efforts to reduce expenses to shareholders by their willingness to reduce the shareholder servicing fee. The Board concluded that the Fund’s investment advisory and administration fee and overall expense ratio, when considering additional fee reductions, were satisfactory compared to those of other comparable funds and therefore, supported the continuation of the Investment Management and Administration Agreement.
Profitability – The Board considered the cost of the services provided to the Fund and/or the Fund by the Investment Adviser and the Investment Adviser’s and its affiliates’ profits relating to the management, administration and shareholder services provided to the Fund. As part of its analysis, the Board reviewed the Investment Adviser’s assumptions and methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board recognized that comparative profitability information is not generally publicly available and is affected by numerous factors, including the structure of the investment adviser, the type of funds they manage, its business mix, numerous assumptions regarding allocation and the adviser’s capital structure and cost of capital. The Board noted that the Investment Adviser is entitled to earn a reasonable level of profits for the services it provides to the Fund, and concluded, based on their review, that the Investment Adviser’s profits were acceptable and not excessive in relation to the nature and quality of services provided and given the level of fees and expenses overall and therefore, supported the continuation of the Investment Management and Administration Agreement.
Economies of Scale – The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Trustees recognized that, given the relatively stable size of the Fund and the expense waivers or reductions maintained by the Investment Adviser and shareholder servicing agent, no additional adjustment to fees or other steps were necessary to reflect economies of scale.
Conclusion – After the independent trustees deliberated in executive session, the Board of Trustees, including all of the independent trustees, approved the renewal of the existing Investment Management and Administration Agreement, concluding that the contract renewal was in the best interests of the shareholders.

40 | 86 Strategic Income Fund	Annual Report

Board of Trustees and Officers (unaudited)

Independent Trustees

Name (Age)	Position Held	Principal Occupation(s)
Address	With Trust	During Past 5 Years

Diana H. Hamilton (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance. Vice Chair, Indiana Chapter of the Nature Conservancy; Director, Women in Public Finance.

R. Matthew Neff (52) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	President and CEO, Clarian Health Ventures. Formerly, Chairman and Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Director, Unified Financial Services, Inc.; Director, Clarian Health Risk Retention Group, Inc.; Director, CH Assurance, Ltd.; Director, Quanta Specialty Lines Insurance Co.

Vincent J. Otto (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005 Audit Committee Financial Expert Since February 2006	Chief Executive Officer, Commerce Street Venture Fund, a financial company engaged in raising capital and providing M&A services. Formerly, Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Formerly, Director, Federal Home Loan Bank of Indianapolis.

Steven R. Plump (54) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 2006	Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company. President and CEO of INphoton, a privately-held life sciences company.

Interested Trustees and Officers

Audrey L. Kurzawa* (40) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005 and Formerly Treasurer Since October 2002	Certified Public Accountant. Vice President and Controller, Adviser.

Daniel Murphy (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since June 2005	President, Conseco Services, LLC; Senior Vice President and Treasurer, Conseco, Inc. and various affiliates.

Jeffrey M. Stautz (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005	Vice President, General Counsel, Secretary and Chief Compliance Officer, Adviser. Formerly, Partner at Baker & Daniels, Law firm.

William T. Devanney (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates.

Sarah L. Bertrand (39) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Assistant Secretary Since December 2004	Second Vice President, Legal and Compliance, Adviser.

*	The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or statute.

21.1

INVESTMENT ADVISER 40 | 86 Advisors, Inc. Carmel, IN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Indianapolis, IN	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP Washington, DC

TRANSFER AGENT Computershare Trust Company, N.A. Providence, RI		CUSTODIAN U.S. Bank, N.A. Milwaukee, WI

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2007
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT CERTIFICATIONS
In January 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

WHISTLEBLOWER POLICY
Any person who has information regarding questionable or improper accounting or auditing matters related to the Fund or information regarding violations or suspected violations of the Fund’s policies and procedures may report such concerns to the Chief Compliance Officer or the Chair of the Audit Committee. Such concerns may be made anonymously by leaving a confidential voicemail message at 1-866-902-4803. All voicemail messages will be transcribed by an external firm and provided to the Chief Compliance Officer within 24 hours.

40 | 86 Strategic Income Fund
11815 North Pennsylvania Street
Carmel, IN 46032
800-852-4750
www.4086.com/strategicincomefund

40 | 86 Strategic Income Fund
11815 North Pennsylvania Street
Carmel, IN 46032

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-852-4750.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of trustees has determined that Vincent J. Otto is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
•	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,700 for the year ended June 30, 2006 and $21,750 for the year ended June 30, 2007.
Audit-Related Fees
(b)	There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $3,000 for the year ended June 30, 2006 and $2,950 for the year ended June 30, 2007.

Services performed: Tax return review
All Other Fees
(d)	There were no fees billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. The Chairman of the audit committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the registrant and to report such pre-approvals to the audit committee at their next meeting.
(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $58,000 for the year ended June 30, 2006 and $64,645 for the year ended June 30, 2007.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Diana H. Hamilton, Vincent J. Otto, Steven R. Plump and R. Matthew Neff.
Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
40|86 STRATEGIC INCOME FUND
POLICIES AND PROCEDURES
SECTION 1.F. PROXY VOTING POLICY
I. Statement of Policy
It shall be the policy of 40|86 Strategic Income Fund (the “Fund”) to delegate the authority and responsibility to vote proxies related to portfolio securities to its investment adviser, 40|86 Advisors, Inc. (the “Adviser”). Accordingly, the Board of Trustees of the Fund has authorized the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) as the proxy voting policies and procedures that will be used by or on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities of the Fund in the best interests of the Fund and its shareholders.

III. Review of Proxy Voting Procedures
The Board of Trustees of the Fund shall periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:
A.	The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the standard set forth in Section II above.

B.	The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the standard set forth in Section II above in situations where a proxy vote presents a conflict between the interests of the shareholders of the Fund, on the one hand, and those of the Adviser or any affiliated person of the Adviser, on the other.
The Adviser shall provide a written report to the Fund’s Board of Trustees regarding any proxy voted where a conflict of interest (as set forth above) was identified, except in circumstances where:
(i)	the Adviser and/or the Fund engaged an independent third party to provide a recommendation on how to vote such proxy;

(ii)	the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party; and

(iii)	the instructions to the independent third party with respect to the proxy voted were consistent with the standard set forth in Section II above.
The Adviser shall provide such report at the next regularly scheduled meeting of the Board. The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records in respect of the Fund, for inclusion in the Fund’s Form N-PX.

B.	The Fund’s administrator, Conseco Services LLC (the “Administrator”), shall cause the Trust to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR.

C.	The Administrator shall cause the Fund’s shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number and (ii) on the SEC’s website.

D.	The Administrator shall cause the Fund’s annual and semi-annual reports to include a statement that information is available regarding how the Fund voted proxies during the most recent twelve-month period (i) without charge, upon request, by calling a toll-free number and (ii) on the SEC’s website.
Adopted effective as of July 1, 2003.
(a)	Does the registrant invest exclusively in non-voting securities? If YES, then do not respond to the remaining portion of this item. No.

(b)(i)	Provide the policies and procedures that the registrant uses to determine how to vote proxies relating to portfolio securities. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Disclosed Above.

(b)(ii)	Provide the policies and procedures that the registrant uses if a conflict arises between the interests of the registrant’s shareholders and the company’s investment adviser, principal underwriter or affiliated person. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Disclosed Above.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)	Information is presented as of June 30, 2007: 40|86 Advisors, Inc. (“40|86” or the “Adviser”) uses a team approach to manage the Fund. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Edwin J. Ferrell, CFA, Senior Vice President 40|86 Advisors, Inc.

Mr. Ferrell is director of research for 40|86 Advisors, Inc. He is responsible for the management of the research department and for coordination of fundamental research within the investment process. Prior to joining 40|86 Advisors in 2001, He was vice president and senior sovereign analyst at American General in Houston.

Richard M. Matas, Assistant Vice President 40|86 Advisors, Inc.

Mr. Matas co-manages the Fund with Mr. Ferrell and is also a high yield trader for 40|86. Additionally, he is responsible for providing portfolio management support for collateralized bond obligations and other high yield portfolios. Prior to joining 40|86 Advisors in 1999, he was a personal financial analyst with American Express Financial Advisors.

(2)	Information is presented as of June 30, 2007:

	Portfolio Manager of
				Other
				Accounts
	Registered Investment	Other Pooled
	Company	Investments		(dollar amount and
Portfolio Manager	(dollar amount and	(dollar amount and		number of
Name	number of accounts)	number of accounts)*		accounts)
Edwin J. Ferrell	$98,468,113 (1)	$1,922,168,155	(10)	None
Richard M. Matas	$98,468,113 (1)	$1,024,790,409	(5)	None

*	Mr. Ferrell and Mr. Matas may serve as portfolio manager or co-portfolio manager on these Other Pooled Investments and Other Accounts.
Performance Based Advisory Fees: Mr. Ferrell is the portfolio manager or co-portfolio manager of ten accounts (with assets totaling $1,922,168,155) of Other Pooled Investments that have the potential to earn performance-based fees. Also, Mr. Matas is the co-portfolio of five accounts (totaling $1,024,790,409) of Other Pooled Investments that have the potential to earn performance-based fees. A majority of these Other Pooled Investments are collateralized bond obligations and collateralized loan obligations.

Potential Material Conflicts of Interests: 40|86 and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser and the Fund has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3)	Information is presented as of June 30, 2007:

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86’s annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We anticipate that a similar P4P structure would continue. In addition, selected key personnel participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based upon the performance of any particular portfolio they may manage.

(4)	Information is presented as of June 30, 2007:
       Portfolio Managers: Beneficially Owned Securities of Registrant

Portfolio Manager Name	Ownership of 40|86 Strategic Income Fund
Edwin J. Ferrell	None
Richard M. Matas	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Identification of equity purchases to be reported according to this section should be determined by client and fund counsel.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	of Shares (or	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
(1/1/07 – 1/31/07)	None	None	None	None
(2/1/07 – 2/28/07)	None	None	None	None
(3/1/07 – 3/31/07)	None	None	None	None
(4/1/07 – 4/30/07)	None	None	None	None
(5/1/07 – 5/31/07)	None	None	None	None
(6/1/07 – 6/30/07)	None	None	None	None
Total	None	None	None	None
     Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced: Not applicable

a.	The date each plan or program was announced

b.	The dollar amount (or share or unit amount) approved

c.	The expiration date (if any) of each plan or program

d.	Each plan or program that has expired during the period covered by the table

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Any code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2. Attached hereto.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

40|86 Strategic Income Fund

By (Signature and Title)		/s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date	8/29/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date	8/29/07

By (Signature and Title)		/s/ Joseph P. Clarke
Joseph P. Clarke
(principal financial officer)

Date	8/29/07